UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

July 1, 2012
Date of report (Date of earliest event reported)

WELLS-GARDNER ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(708) 290 2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01                      Changes in Registrant’s Certifying Accountant.

This Amendment No. 1 of Current Report on Form 8-K amends Item 4.01 of the Current Report on Form 8-K dated and filed on July 11, 2012.

Effective July 1, 2012 (the “Closing Date”), Blackman Kallick, LLP (“Blackman Kallick”), the independent registered public accounting firm of Wells-Gardner Electronics Corporation. (the “Company”), consummated a merger with Plante & Moran, PLLC (“Plante & Moran”), with Plante & Moran being the surviving legal entity. As of the Closing Date, Plante & Moran succeeded Blackman Kallick as the Company’s independent registered public accounting firm as a matter of law, and  by operation of law, the Company continued to engage the surviving legal entity, Plante & Moran as its independent registered public accounting firm.

Blackman Kallick’s reports on the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 were clean opinions and did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through July 1, 2012, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Blackman Kallick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Blackman Kallick would have caused Blackman Kallick to make reference thereto in its reports on the Company’s financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended December 31, 2011 and 2010 and the subsequent interim period through July 1, 2012, neither the Company, nor anyone on its behalf, consulted Plante & Moran on any matter.

The Company provided Blackman Kallick with a copy of this Form 8-K and requested that Blackman Kallick provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Blackman Kallick agrees with the above disclosures.  A copy of Blackman Kallick’s letter, dated July 13, 2012, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

	16.1	Letter to the Securities and Exchange Commission from Blackman Kallick, LLP dated July 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 16, 2012
James Brace, Executive Vice President and Chief Financial Officer